Exhibit 99.1

JMP Securities Presentation May 10, 2011

Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward-looking statements. Also, when we use the words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably” or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

HCC Overview Specialty insurer since 1974 (NYSE: HCC) headquartered in Houston, TX Non-correlated specialty lines of business underwritten in more than 180 countries: Five segments: U.S. Property & Casualty, Professional Liability, Accident & Health, U.S. Surety & Credit and International Offices in the U.S., U.K., Spain and Ireland Financial Strength Ratings of “AA (Very Strong)” by Standard & Poor’s, “AA (Very Strong)” by Fitch Ratings, “A1 (Good Security)” by Moody’s, and “A+ (Superior)” by A.M. Best Company Assets of $9.3 billion, shareholders’ equity of $3.3 billion and market capitalization of $3.6 billion as of March 31, 2011 3

YTD 2011 Operating Highlights Japan, New Zealand and Australia Catastrophes in 1Q’11 of $33.5 million after-tax (1.0% of Shareholders’ Equity)1 Combined Ratio Excluding Cats of 84.8%; 94.7% with Cats Expense Ratio of 26.3% Accident Year Combined Ratio Excluding Cats of 83.1%; 92.9% with Cats Book Value per Share of $28.87 as of March 31, 2011 Five-Year Compounded BVPS Growth of 12.7%2 4 1 After reinsurance and all reinstatement premiums. As a percentage of 12/31/10 shareholders’ equity. 2 As of 3/31/11.

Segment Overview 2010

($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health	U.S. Surety & Credit	International	Total[1]
2010 GWP:	$ 538	$ 596	$ 762	$ 227	$ 453	$ 2,576
2010 NWP:	$ 329	$ 402	$ 761	$ 209	$ 324	$ 2,025
Key Lines:	Aviation Small Account E&O Public Risk EPLI Title Residual Value Disability Contingency Kidnap and Ransom Difference In Conditions Occupational Accident Brown Water Marine	U.S. D&O International D&O Large Account E&O Fiduciary Fidelity EPLI	Medical Stop-loss ST Domestic and International Medical HMO Reinsurance Medical Excess	Contract Surety Commercial Surety Bail Bonds Credit	Energy Property Treaty Liability Surety Credit Property Ocean Marine A&H	

[1] *Total does not include Exited Lines (GWP = $3M; NWP = $1M).*

HCC

See Notice About This Presentation

5

Historical Performance 6 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB. Five-year peer average calculated by HCC as simple mean using SEC filings for peer companies. Gross Written Premium ($ in millions) GAAP Underwriting Ratios Net Written Premium ($ in millions) 1 CAGR (2005-2010): 4.8% CAGR (2005-2010): 6.2% 59.2% 59.6% 60.4% 59.7% 59.4% 59.7% 23.7% 23.9% 24.7% 24.3% 25.2% 24.3% 82.9% 83.5% 85.1% 84.0% 84.6% 84.0% 92.1% 57.3% 34.8% 2006 2007 2008 2009 2010 5 year HCC average 5 year peer average Loss Ratio Expense Ratio $2,040 $2,240 $2,450 $2,500 $2,560 $2,580 $622 $649 $0 $1,000 $2,000 $3,000 $4,000 2005 2006 2007 2008 2009 2010 YTD 1Q'10 YTD 1Q'11 $1,500 $1,810 $1,990 $2,060 $2,050 $2,030 $498 $539 $0 $1,000 $2,000 $3,000 $4,000 2005 2006 2007 2008 2009 2010 YTD 1Q'10 YTD 1Q'11

Strong BVPS Growth 7 For the period beginning 1/1/04 and ending 12/31/10. Note: Calculated by HCC using 12/31/10 and prior SEC filings for peer companies. CB WRB ORI HCC AGII MKL NAVG RLI TRV AFG 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0.0 5.0 10.0 15.0 20.0 25.0 30.0 Standard Deviation Average BVPS Growth

Effective Catastrophe Management 8 1 PML calculated as of 12/31/10. Based on RMS Cat Model Version 10.0 and internal assessment of PMLs, excluding reinstatement premium. Probable Maximum Loss (PML)1 historically managed to one quarter’s pre-tax earnings from a single event Net PML as % of Shareholders’ Equity 2.9% 4.3% 2.9% 4.1% 1 in 100 1 in 250 Earthquake Wind

Investment Portfolio At March 31, 2011 ($ in millions) 9 1 Available for sale fixed income securities at fair value and held to maturity fixed income securities at cost. 2 Excludes realized and unrealized investment gains and losses. Average Rating AA+ Average Duration 5.4 years Average Life 7.2 years Average Yield2 4.0% Average Tax Equivalent Yield2 4.9% Average Duration 5.2 years Fixed Income Securities1 $ 5,480 Short-term and Other Investments 266 Total Investments $ 5,746 Fixed Income Securities Total Investments

Quality Reinsurance Security ($ in millions) 10 1 A.M. Best ratings are as of 12/31/10. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Reinsurers as of 3/31/11 69 75 A Axis Re Reinsurer A.M. Best rating1 Gross recoverable2 Net recoverable3 Transatlantic Re A $ 155 $ 143 Hannover Ruck. A 112 87 ACE P&C A+ 65 58 Arch Re A 57 51 Swiss Re America A 46 37 Highly rated reinsurance partners Reserve for uncollectible reinsurance of $2 million at 3/31/11 on over $1 billion of recoverables 44% of gross recoverables at 3/31/11 were collateralized or had available offsets from reinsurers4 Recoverables Declining as % of Equity 82% 80% 57% 39% 40% 34% 31% 34% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 YTD 1Q'11

Total Value Creation 11 1 Calculated by HCC using 12/31/10 and prior SEC filings for peer companies. Compounded Annual Return on Tangible Book Value per Share, Including Dividends1 1 Year 3 Year 5 Year 10 Year HCC 14.0% 16.8% 17.7% 21.9% AFG 31.8% 18.7% 16.9% 13.9% AGII 12.7% 6.2% 11.2% 4.7% CB 14.2% 13.7% 14.8% 12.6% MKL 12.3% 4.1% 13.3% 18.5% NAVG 10.8% 10.5% 13.4% 12.3% ORI 2.2% -3.4% 1.4% 7.0% RLI 17.8% 11.4% 13.1% 12.9% TRV 13.5% 14.5% 16.7% NM WRB 15.6% 10.8% 15.4% 19.3% Peer Average 14.5% 9.6% 12.9% 12.6% Peer Median 13.5% 10.8% 13.4% 12.8%

HCC’s Value Proposition 12 Non-correlated portfolio of business Maintains a double-digit margin in a very competitive market High quality investment portfolio Strong operating cash flow Experienced management team